Exhibit 99.1

SM
®
Keefe, Bruyette & Woods, Inc.
Investor Conference
September 3-4, 2008

Forward-looking
statements
❑ This presentation and our discussion contain
 forward-looking information and statements
 including, but not limited to, such matters as
 business strategies, market trends, future
 financial performance, and other matters which
 inherently involve risks and uncertainties which
 could cause actual results to differ from those
 projected or implied in the forward-looking
 statements. Please refer to the Company’s SEC
 filings including its most recent Annual Report on
 Form 10-K for risk factors which could cause
 actual performance to differ from these forward-
 looking statements.

®
SM
Who We Are
Two Ongoing Operating Segments

 The PMA Insurance Group
 ❑ Solid presence in workers’ compensation market
 ❑ Disciplined underwriting standards
 ❑ Superior long-term client relationships
 ❑ Statutory capital of $352 million
 Fee-based Business
 ❑ Includes combined operating results of PMA
 Management Corp. and Midlands Management
 Corporation
 ❑ Acquisition of Midlands in October 2007 provides
 expanded fee-based services and customer base
 ❑ In June 2008, acquired a workers’ compensation TPA
 in Connecticut, a market we previously had little
 penetration
 Run-Off Operations- Sale agreement executed
 in 2008, pending state approval

Where We Write Insurance Business

PMACapital

Top 5 states account for 70% of premiums

Top 10 states account for 87% of premiums

____________________
* Based on direct premiums written, excludes fronting premiums.
MI
FL
DE
MD
KY
ME
NY
PA
VT
NH
MA
RI
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
MS
WI
NJ
GA
NM
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
AR
LA
MO
IA
MN
PA
36%
NY
10%
NJ
12%
MD
6%
VA
4%
FL
6%
NC
4%
GA
3%
TN
3%
DE
3%
®
SM

Strong, Growing Regional Operating Presence

PMACapital

PMA full service offices
Midlands' offices

MI
FL
DE
MD
KY
ME
NY
PA
VT
NH
MA
RI
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
MS
WI
NJ
GA
NM
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
AR
LA
MO
IA
MN
®
SM
PMA has 50 state writing and servicing capabilities

®
SM
Highlights
❑  2008 Focus:
 ▪ Profitable, measured growth at Primary
 Insurance Operations
 ▪ High client retention and expansion of Fee-
 based business opportunities, as demonstrated
 by high rate of organic growth and June 2008
 acquisition
 ▪ Assist with regulatory review process in order
 to obtain approval to close the sale of the Run-
 off Operations

($ millions, except per share)	2008	2007
Direct premiums written	$239.5	$271.7
Net premiums earned	188.5	190.9
Fee-based revenues	31.8	15.2
Operating income from continuing operations	11.6	6.5
Loss from discontinued operations	(2.6)	(2.6)
After Tax Capital Gains (Losses)	1.9	(.1)
Net income	$10.9	$3.8
Earnings per share from continuing operations	$.42	$.19
Loss per share from discontinued operations	(.08)	(.07)
Earnings per share	$.34	$.12
®
SM
Consolidated
Year to Date 6/30 Results

®
SM
Consolidated
Six Month Results
❑ Improved underwriting results at The PMA
 Insurance Group (combined ratio 97.2% vs.
 99.9% in 2007)
❑ Pre-tax operating income increased by 33% at
 The PMA Insurance Group, compared to first six
 months of 2007
❑ Fee-based revenues increased $16.6 million to
 $31.8 million due to acquisition of Midlands and
 organic growth at PMA Management Corp.

The PMA Insurance Group

Business
Overview
❑ Specializes in workers’ compensation and
 other commercial lines
❑ Focus on mid-size to large accounts
 ▪ Commercial Markets
 ▪ Risk Management Services
 ▪ Specialty Markets
❑ Reputation for excellent customer service
 and execution

Premium Distribution by Class
All Lines Combined*

30%
25%
20%
15%
10%
5%
0%

	Construct.	Mfg.	Healthcare	Other Svs.	Rtl.& Wholesale Trade	Finance, Ins. & Real Estate	Trans.	Other	Public Admin.
Dec-97	28.6%	17.8%	9.0%	12.0%	14.6%	3.1%	6.0%	6.2%	2.7%
Dec-05	5.0%	25.9%	13.8%	18.8%	24.1%	5.5%	3.5%	2.0%	1.4%
Dec-06	5.6%	24.2%	15.7%	18.9%	23.6%	5.4%	4.1%	1.0%	1.5%
Dec-07	6.0%	23.3%	15.9%	20.1%	22.4%	5.4%	3.9%	1.5%	1.5%

* Excluding Fronting Premiums

9%
19%
19%
36%
17%
Direct
National Brokers
Regional Brokers
Local Brokers
Bank Owned & Other

10%
16%
21%
38%
15%
Direct
National Brokers
Regional Brokers
Local Brokers
Bank Owned & Other

Diversified Distribution Channels
Premium Profile by Source*
FY 2007
Q2 2008
* Excluding Fronting Premiums

Proven Platform

120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
$600
$500
$400
$300
$200
$100
$0
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
Gross Written Premium
Industry
The PMA Insurance Group

Source: AM Best
❑ Disciplined underwriting -> Consistent operating
 returns
❑ The PMA Insurance Group - Workers’ Compensation
 Estimated Undiscounted Accident Year Net Loss and
 LAE Ratio (2003 adjusted for retro premium)

Maintain competitive advantage
in workers’ compensation line
❑ Long-term strategy of Insurance Group is to write
 workers compensation business at a combined ratio of
 100% through underwriting cycle.
 ❑ June year to date 2008 combined ratio of 97.2%, 2007 full year combined ratio was 99.7%
❑ Measured steps to improve expense ratio, while
 maintaining service levels to customer-
 ❑ Expense target is currently to maintain controllable
 expense growth less than half the rate of direct premium
 growth
❑ Claims Strategic Alliances assist in managing loss costs
 ▪ Medical networks
 ▪ Bill review
 ▪ Catastrophic claims

Managing the Loss
and LAE Ratio
❑ Pricing changes, coupled with payroll inflation for
 rate sensitive workers’ compensation business
 were below overall estimated loss trends
❑ Diversification among classes of business insured
❑ Loss containment protection in loss sensitive
 business (about 40-45% of our business) reduce
 risk to Company
❑ Outcome focused claims philosophy
 ▪ Full integration of nurse professionals in claims process
 ▪ In-house counsel in select jurisdictions

Managing the Loss
and LAE Ratio
❑ Strategic alliances:
 ▪ Coventry: preferred provider network; out of network
 bill review
 ▪ QualCare: preferred provider network in NJ
 ▪ MedRisk: physical therapy provider
 ▪ Corporate Systems: detailed medical bill review
 ▪ TMESYS: retail pharmacy program
 ▪ Paradigm: catastrophic claim management
 ▪ Computer Sciences Corporation: legal bill review

Fronting Arrangements
❑ PMA earns an administrative fee - spread
 between ceding commissions and direct
 commissions - reduced the acquisition expense
 ratios by 90 basis points in 2008 and 60 basis
 points for the same period in 2007
❑ New arrangements effective in 3Q 2008 with
 Appalachian Underwriters, Inc (predominantly in
 south/southeast) and Arrowhead General
 Insurance Agency (California). PMA Management
 Corp. will also derive fees from claims work on
 the Appalachian arrangement

PMACapital

PMA®
Management Corp.

THE MIDLANDS COMPANIES

PMA®
Management Corp.
of New England

Fee-based Business

❑ In fourth quarter of 2007, began reporting Fee-based
 Business results in a separate operating segment
❑ PMA Management Corp.
 ▪ Third-Party Administrator (TPA) producing fee-based revenues
 ▪ Focus on workers’ compensation & risk management services
 ▪ Business shares IT infrastructure with PMA Insurance Group
❑ Midlands Management Corporation
 ▪ Acquired October 1, 2007
 ▪ Oklahoma City-based managing general agent (MGA), program administrator and provider of TPA services
 ▪ Little overlap with PMA Management Corp.
▪ In June 2008, we acquired Webster Risk Services, which
 will operate as PMA Management Corp. of New England
▪ Revenues and margins from our fee-based businesses are
 less volatile than insurance underwriting

PMA Management
Corp.
❑ Broad service capabilities:
 ▪ Claims administration/TPA
 ▪ Managed care
 ▪ Disability management
 ▪ Risk control
❑ Solid portfolio of managed care strategic alliances that
 leverage combined purchasing power with insurance
 operations
❑ Three-year business retention of over 90%
❑ Revenue CAGR of over 16% since 2001 - continue to see
 organic growth opportunities

Midlands Management
Corporation
❑ Acquired October 1, 2007- Initial cash paid of $19.8 million
 ▪ Ultimate price, which is based on EBITDA growth levels
 over next four years, could range from $22.8 million
 (6.9x EBITDA) to $44.5 million (4.8x EBITDA)
❑ Overview of Midlands
 ▪ Very strong name recognition and brand equity
 ▪ TPA specializes in casualty claims adjusting
 ▪ Managing general agency places excess workers’
 compensation
 ▪ Revenues in 2007 of $28 million
 ▪ Will continue to operate in current markets with existing management and will maintain its brand identity and
 strong service culture

PMA Management Corp.
of New England
❑ Connecticut-based TPA, formerly Webster Risk Services
❑ Purchased price of $7.3 million, closing adjustments reduced cash transferred to $5.9 million
❑ Specializes in providing workers’ compensation and risk
 management services to health care systems and public
 entities
❑ Very little geographical overlap - expect to grow current New
 England revenue base of $6 million
❑ On an annual basis, expected to add 2 cents to earnings-
 excludes any potential cross-selling

SM
®
Holding Company Review

$ millions	6/30/08	12/31/07

Shareholders' Equity (Including SFAS #115)	$380.6	$378.6

Shareholders' Equity (Excluding SFAS #115)	$387.8	$374.6

Debt	$129.8	$131.3

Debt to Capital (Including SFAS #115)	25%	26%
Capitalization

$ millions	6/30/08

Trust Preferred and Surplus Notes, Mature 2033-37	$ 74.4
Monthly Notes, Matures 2018	54.9
Other	.5
Total	$ 129.8
Debt Structure

Invested Assets

7%
4%
6%
27%
56%
Government
MBS/ABS
Corporate
Short-term
Taxable Munis

®
SM
Total = $801 million
(excludes cash)
June 30, 2008
Asset Type
 ■ Conservative
 investment posture
 ■ No wrapped ABS CDO
 exposures
 ■ No derivatives
 ■ No equity exposure
 ■ Pre-tax net unrealized
 loss of $11 million at
 June 30, 2008
 ■ Outside professional
 manager
High-Quality, Liquid
Investment Portfolio

®
SM
Total = $741 million
(excludes short-term investments and cash)
June 30, 2008
Asset Quality
 ■ AAA- average credit
 quality
 ■ 72% AAA Rated or
 Government bonds
 ■ 2% held in Alternative A/
 Subprime loans - average
 credit quality of AAA with
 no OTTI
 ■ 2% held in credit-
 enhanced securities with
 average credit quality of
 A+ and imputed credit
 quality of A
 ■ Portfolio duration - 3.8
 years
 ■ Current portfolio book
 yield - 5.0%
High-Quality, Liquid
Investment Portfolio

PMA Insurance Group	Fee-based Business	Run-off Operations	Holding Company	Total
June 30, 2008 [1]	$ 13.25	$ 1.30	$ 0.17	$ (2.80)	$ 11.92
December 31, 2007	13.09	0.99	0.30	(2.46)	11.92
Change in Book Value	$ 0.16	$ 0.31	$ (0.13)	$ (0.34)	$ -

1 Fee-based Business book value increased $0.23 as a result of the acquisition of
PMA Management Corp. of New England. The purchase price was funded by the
Holding Company.
PMA Capital
Book Value

❑ 2008 results through June detail execution of our business plan:
 ▪ Measured revenue growth at The PMA Insurance Group
 ▪ Diligent expense management
 ▪ Continued expansion of fee-based service platform
❑ Expecting profitable growth in workers’ compensation in
 2008
❑ Execution of 2008 plan should result in continued
 improvement in profitability of operations
❑ Expect a return on equity of between 5.5% and 6.5% on
 our ongoing businesses in 2008
❑ June 30, 2008 book value of $11.92 per share, compared
 to a current stock price (August 26) of $9.50